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                                                                    EXHIBIT 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-61141) of the Cyprus Amax Minerals Company Thrift Plan for Bargaining Unit Employees of our report dated June 24, 1998, appearing on page 29 of this Amendment Number 1 to the Annual Report on Form 10-K of Cyprus Amax Minerals Company for the year ended December 31, 1997.


PRICE WATERHOUSE LLP

Denver, Colorado
June 24, 1998